SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event Reported):
                   December 17, 2001 (December 14, 2001)

                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                              39040                       13-4022871
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(State or other               (Commission File Number)        (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                         19317
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(Address of principal executive offices)                       (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)









Item 7.         Financial Statements and Exhibits.
                ----------------------------------

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.


Exhibit Number             Description
--------------             -----------

   99.1 Press release issued by Endo Pharmaceuticals Holdings Inc. on December 14, 2001



Item 9.                    Regulation FD Disclosure.
                           ------------------------

            On December 14, 2001, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.








                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 ENDO PHARMACEUTICALS HOLDINGS INC.
                                             (Registrant)


                                 By: /s/ CAROL A. AMMON
                                     --------------------------------
                                     Name: Carol A. Ammon
                                     Title: President & Chief Executive Officer





Dated:  December 17, 2001








                             INDEX TO EXHIBITS


Exhibit No.               Description
-----------              -----------

   99.1 Press release issued by Endo Pharmaceuticals Holdings Inc. on December 14, 2001







                                                                  Exhibit 99.1




Contact: Robert Siegfried/Jeremy Fielding
Kekst and Company
212-521-4800


        ENDO PHARMACEUTICALS HOLDINGS INC. PERMITS BOARD MEMBERS AND
         EXECUTIVE OFFICERS TO ENTER INTO RULE 10B5-1 TRADING PLANS

         Chadds Ford, PA, December 14, 2001 - The Board of Directors of Endo Pharmaceuticals Holdings Inc. (NASDAQ: ENDP and ENDPW) today amended the Company's insider trading policy to permit its Board members and executive officers to enter into trading plans pursuant to the recently adopted Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Rule 10b5-1 permits insiders to adopt written plans to make future trades in Company securities at a time when they are not in possession of material nonpublic information. Shares are then traded in accordance with the plan, regardless of any subsequent nonpublic information that insiders receive. Such plans can cover purchases or sales of Company securities.

         In addition, John W. Lyle, Chairman of the Company's Board, has adopted such a trading plan in order to provide for the orderly disposition of a portion of the shares of Company common stock held by his wife, Karen
B. Lyle, gradually diversify her financial holdings and avoid being prohibited from trading any Company shares for long periods of time due to material nonpublic information he may possess during the traditional trading "windows." Mr. Lyle's trading plan provides for the sale of up to 85,000 shares per quarter, provided that specified trading prices are achieved, over a period of 1 year (unless the plan is terminated sooner in accordance with its terms) beginning on January 16, 2002.

         We anticipate that, as permitted by Rule 10b5-1 and our amended insider trading policy, some or all of our executive officers and directors may establish trading plans at some date in the future. It should be noted that the shares of common stock that our executives receive upon exercise of stock options pursuant to the Endo Pharma LLC 1997 Stock Option Plan are currently, and will remain, subject to significant restrictions that are set forth in the stockholders agreements, including sale, assignment, mortgage, transfer, pledge or other disposals or transfers.

         Endo, through its wholly owned subsidiaries Endo Pharmaceuticals Inc. and Endo Inc., is a fully integrated specialty pharmaceutical company with market leadership in pain management products. The company researches, develops, produces and markets a broad product offering of both branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. This and past press releases of Endo Pharmaceuticals Holdings Inc. are available at Endo's Web site at http://www.endo.com.

         To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties. As a result of such risks and uncertainties, which include, but are not limited to, the difficulty of predicting FDA approvals, risks with respect to technology and product development, the effect of competing products and prices, uncertainties regarding intellectual property protection, uncertainties as to the outcome of litigation, changes in operating results and other risks discussed from time to time in Endo's filings with the Securities and Exchange Commission, actual results may differ materially from those expressed or implied by such forward-looking statements.

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